SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                ----------------

       Date of Report (Date of earliest event reported): January 19, 1999



                           SMARTALK TELESERVICES, INC.
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             (Exact name of registrant as specified in its charter)



          CALIFORNIA                      0-21579                95-4502740
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 (State or Other Jurisdiction           (Commission           (I.R.S. Employer
      of Incorporation)                 File Number)        Identification No.)



5080 TUTTLE CROSSING BOULEVARD
         DUBLIN, OHIO                                            43016-3566
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     (Address of Principal                                       (Zip Code)
      Executive Offices)



       Registrant's telephone number, including area code: (614) 789-8500


                                    No Change
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          (Former name or former address, if changed since last report)

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS


                  On January 19, 1999, SmarTalk TeleServices, Inc. (the "Company") entered into a definitive agreement (the "Asset Purchase Agreement") to sell substantially all its assets (the "Assets") to AT&T Corp. ("AT&T") for up to $192.5 million, subject to downward adjustment at closing. The Asset Purchase Agreement is filed as Exhibit 2.1 hereto.


                  The consideration to be paid for the Assets was determined upon arms-length negotiations between the Company and AT&T. To the best of the Company's knowledge, prior to the execution of the Asset Purchase Agreement, there was no material relationship between the Company and AT&T or any affiliates of the Company, any director or officer of the Company or any associate of any director or officer of the Company.


                  In addition, on January 19, 1999, the Company issued a press release announcing the execution of the Asset Purchase Agreement, which press release is filed as Exhibit 99.1 hereto.


ITEM 3. BANKRUPTCY OR RECEIVERSHIP


                  On January 19, 1999, the Company and its subsidiaries and affiliates filed voluntary petitions for protection under chapter 11 of title 11 of the United States Code in the United States Bankruptcy Court for the District of Delaware in Wilmington (the "Bankruptcy Court"), cases numbered 99-108 through 99-127 (MFW) (the "Bankruptcy Filing").


                  As a result of the chapter 11 filing, the Company is managing its business as a debtor-in-possession subject to Bankruptcy Court approval for certain actions of the Company. The Company's daily operations will continue in accordance with its customary practice.


                  On January 20, 1999, the Bankruptcy Court approved a number of motions filed on January 19,1999, including motions relating to cash collateral, the payment of prepetition salaries, wages and benefits, and the payment of prepetitition sales and use taxes. On January 25, 1999, the Bankruptcy Court will consider whether to approve on an interim basis a $10 million debtor-in-possession ("DIP") financing facility with AT&T. A final hearing to consider approval of the DIP facility will take place in the future.

                  In addition, on January 19, 1999, the Company issued a press release announcing the Bankruptcy Filing, which press release is filed as
Exhibit 99.1 hereto.


ITEM 7. EXHIBITS


Exhibit No.       Description

2.1 Asset Purchase Agreement, dated as of January 19, 1999, by and among the Company, certain subsidiaries of the Company and AT&T (without schedules). (1)

99.1 Press Release: SmarTalk Signs Definitive Sale Agreement with AT&T, dated January 19, 1999.

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(1)  The Company shall supplementally  furnish a copy of any omitted schedule to the Securities and Exchange Commission upon request.

                                    SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            SMARTALK TELESERVICES, INC.

                                              (Registrant)





                 Date: January 25, 1999       /s/ Thaddeus Bereday
                                              ---------------------------------
                                              (Signature)



                                              Thaddeus Bereday

                                              Vice President and General Counsel